CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

DERIVED INFORMATION   2/19/04

[$470,000,000]

Loan Group 1 Senior Bonds Offered

(Approximate)

[$800,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/04 cutoff date.  Approximately 7.4% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,019
Total Outstanding Loan Balance	$798,654,996	*	Min	Max
Average Loan Current Balance	$159,126		$4,877	$709,750
Weighted Average Original LTV	80.5%	**
Weighted Average Combined LTV	87.7%
Weighted Average Coupon	7.40%		4.55%	13.40%
Arm Weighted Average Coupon	7.32%
Fixed Weighted Average Coupon	7.73%
Weighted Average Margin	6.50%		1.14%	11.00%
Weighted Average FICO (Non-Zero)	633
Weighted Average Age (Months)	3
% First Liens	98.3%
% Second Liens	1.7%
% Arms	80.0%
% Fixed	20.0%
% of Loans with Mortgage Insurance	1.0%

*

Total collateral will be $800,000,050

**

Note, for second liens, CLTV is employed in this calculation.

		Total
	No of	Scheduled			WA OLTV
Current Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
0.01 - 5.50	89	21,143,526	2.6	5.24	80.7	678
5.51 - 6.00	232	50,929,405	6.4	5.84	77.2	669
6.01 - 6.50	482	103,476,628	13.0	6.35	79.3	654
6.51 - 7.00	911	169,531,645	21.2	6.83	80.0	649
7.01 - 7.50	841	143,863,230	18.0	7.31	80.6	639
7.51 - 8.00	779	120,133,748	15.0	7.82	80.8	613
8.01 - 8.50	552	77,759,967	9.7	8.31	81.2	610
8.51 - 9.00	464	60,029,672	7.5	8.81	81.8	594
9.01 - 9.50	172	20,191,053	2.5	9.29	81.5	588
9.51 - 10.00	136	12,990,229	1.6	9.78	83.3	589
10.01 - 10.50	56	4,911,346	0.6	10.31	82.4	591
10.51 - 11.00	83	5,662,837	0.7	10.83	87.9	598
11.01 - 11.50	30	1,692,515	0.2	11.33	85.9	596
11.51 - 12.00	88	2,641,099	0.3	11.85	94.0	608
12.01 - 12.50	37	1,177,167	0.1	12.33	95.5	627
12.51 - 13.00	53	1,919,589	0.2	12.86	99.0	649
13.01 - 13.50	14	601,340	0.1	13.16	100.0	633
Total:	5,019	798,654,996	100.0	7.40	80.5	633

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled			WA OLTV
FICO	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 0	3	498,799	0.1	8.30	80.0	0
451 - 475	1	93,891	0.0	8.87	58.0	465
476 - 500	7	1,253,580	0.2	9.04	73.3	500
501 - 525	261	35,806,654	4.5	8.27	74.9	515
526 - 550	316	47,288,725	5.9	8.16	75.4	539
551 - 575	558	74,856,873	9.4	8.05	79.7	564
576 - 600	631	92,439,803	11.6	7.58	81.1	587
601 - 625	615	95,793,045	12.0	7.44	81.2	614
626 - 650	826	134,331,801	16.8	7.28	81.8	638
651 - 675	646	111,157,988	13.9	7.09	81.5	663
676 - 700	543	94,607,348	11.8	6.98	80.1	687
701 - 725	293	53,474,072	6.7	7.02	82.6	712
726 - 750	191	33,755,473	4.2	7.02	81.4	736
751 - 775	82	15,722,043	2.0	6.92	82.2	760
776 - 800	40	6,391,550	0.8	6.83	81.3	783
801 - 825	6	1,183,352	0.1	6.58	78.7	806
Total:	5,019	798,654,996	100.0	7.40	80.5	633

		Total
	No of	Scheduled			WA OLTV
Scheduled Balance ($)	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 50,000.00	366	11,307,138	1.4	9.85	83.2	619
50,000.01 - 100,000.00	1,223	93,830,105	11.7	8.21	81.2	618
100,000.01 - 150,000.00	1,264	155,987,515	19.5	7.64	80.8	622
150,000.01 - 200,000.00	826	143,316,340	17.9	7.35	79.8	629
200,000.01 - 250,000.00	522	116,764,588	14.6	7.14	80.1	642
250,000.01 - 300,000.00	339	93,216,355	11.7	7.15	80.6	644
300,000.01 - 350,000.00	194	62,522,585	7.8	7.08	80.1	643
350,000.01 - 400,000.00	137	51,297,915	6.4	6.95	80.8	646
400,000.01 - 450,000.00	60	25,456,848	3.2	6.90	80.4	648
450,000.01 - 500,000.00	57	27,060,652	3.4	7.03	82.2	630
500,000.01 - 550,000.00	11	5,785,691	0.7	6.80	83.3	630
550,000.01 - 600,000.00	13	7,483,835	0.9	6.89	81.0	649
600,000.01 >=	7	4,625,429	0.6	6.68	76.3	652
Total:	5,019	798,654,996	100.0	7.40	80.5	633

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled			WA OLTV
Original LTV (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 50.00	89	10,247,031	1.3	7.27	40.7	596
50.01 - 55.00	40	5,913,560	0.7	6.98	53.3	606
55.01 - 60.00	61	10,552,516	1.3	7.24	58.2	607
60.01 - 65.00	121	18,736,056	2.3	7.50	63.5	582
65.01 - 70.00	241	38,756,904	4.9	7.46	68.8	601
70.01 - 75.00	327	53,551,250	6.7	7.47	74.1	595
75.01 - 80.00	2,470	422,811,180	52.9	7.22	79.8	651
80.01 - 85.00	500	82,339,239	10.3	7.51	84.5	603
85.01 - 90.00	600	97,659,069	12.2	7.47	89.7	616
90.01 - 95.00	242	27,151,188	3.4	7.55	94.7	646
95.01 - 100.00	328	30,937,004	3.9	9.27	99.8	667
Total:	5,019	798,654,996	100.0	7.40	80.5	633

		Total
	No of	Scheduled			WA OLTV
Documentation Type	Loans	Balance	%	WAC (%)	(%)	WA FICO
Full	2,560	374,079,021	46.8	7.31	81.6	613
Reduced	1,303	222,917,057	27.9	7.49	80.8	663
No Income/ No Asset	44	7,100,949	0.9	7.52	74.8	671
Stated Income / Stated Assets	1,112	194,557,969	24.4	7.49	78.4	635
Total:	5,019	798,654,996	100.0	7.40	80.5	633

		Total
	No of	Scheduled			WA OLTV
Occupancy Status	Loans	Balance	%	WAC (%)	(%)	WA FICO
Primary	4,538	739,018,631	92.5	7.39	80.8	631
Second Home	29	3,326,120	0.4	7.41	78.9	658
Investment	452	56,310,245	7.1	7.56	77.6	661
Total:	5,019	798,654,996	100.0	7.40	80.5	633

		Total
	No of	Scheduled			WA OLTV
State	Loans	Balance	%	WAC (%)	(%)	WA FICO
California	1,451	315,602,763	39.5	7.03	79.6	645
Florida	476	60,558,697	7.6	7.57	80.9	624
New York	165	38,158,411	4.8	7.31	77.8	641
Texas	259	29,040,882	3.6	8.24	82.2	607
Illinois	171	26,561,094	3.3	7.62	81.8	627
Arizona	199	26,199,592	3.3	7.53	82.1	642
Virginia	153	26,185,757	3.3	7.51	80.4	637
Washington	163	25,721,840	3.2	7.19	81.8	636
Nevada	145	20,933,200	2.6	7.28	82.3	664
Ohio	194	20,116,432	2.5	7.65	84.3	613
Michigan	161	17,054,765	2.1	8.32	80.2	610
Massachusetts	79	16,413,718	2.1	7.47	77.8	646
Oregon	95	14,843,109	1.9	7.03	81.7	643
New Jersey	77	14,293,033	1.8	7.63	80.1	638
Maryland	88	14,118,078	1.8	7.80	81.8	624
Other	1,143	132,853,625	16.6	7.85	81.5	609
Total:	5,019	798,654,996	100.0	7.40	80.5	633

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled			WA OLTV
Purpose	Loans	Balance	%	WAC (%)	(%)	WA FICO
Purchase	2,500	392,656,871	49.2	7.41	82.1	660
Refinance - Rate Term	330	46,514,304	5.8	7.60	81.3	607
Refinance - Cashout	2,189	359,483,821	45.0	7.37	78.7	607
Total:	5,019	798,654,996	100.0	7.40	80.5	633

		Total
	No of	Scheduled			WA OLTV
Product	Loans	Balance	%	WAC (%)	(%)	WA FICO
Arm 2/28	2,624	441,947,690	55.3	7.36	80.8	623
Arm 3/27	1,096	188,300,593	23.6	7.27	80.0	635
Arm 5/25	54	8,676,432	1.1	6.77	76.1	640
Fixed Rate	1,245	159,730,281	20.0	7.73	80.6	658
Total:	5,019	798,654,996	100.0	7.40	80.5	633

		Total
	No of	Scheduled			WA OLTV
Property Type	Loans	Balance	%	WAC (%)	(%)	WA FICO
Single Family Residence	3,947	610,939,604	76.5	7.39	80.7	628
Condo	285	37,565,406	4.7	7.50	81.0	642
2 Family	232	44,728,671	5.6	7.37	78.8	654
3-4 Family	143	33,324,842	4.2	7.66	78.8	670
Co-op	11	1,367,957	0.2	7.39	69.1	673
PUD	401	70,728,516	8.9	7.42	81.1	643
Total:	5,019	798,654,996	100.0	7.40	80.5	633

		Total
	No of	Scheduled			WA OLTV
Margin (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
0.01 - 4.00	7	867,389	0.1	7.68	85.3	640
4.01 - 4.50	11	2,712,503	0.4	5.71	80.9	656
4.51 - 5.00	108	20,137,113	3.2	6.22	81.7	664
5.01 - 5.50	629	117,938,558	18.5	6.79	80.0	641
5.51 - 6.00	518	93,196,255	14.6	6.78	79.8	647
6.01 - 6.50	627	113,591,933	17.8	7.03	79.4	639
6.51 - 7.00	848	150,123,044	23.5	7.47	81.5	623
7.01 - 7.50	358	55,064,793	8.6	7.91	80.4	606
7.51 - 8.00	272	36,506,815	5.7	8.29	81.8	588
8.01 - 8.50	163	20,211,065	3.2	8.62	81.0	580
8.51 - 9.00	115	15,475,876	2.4	9.00	81.1	570
9.01 - 9.50	72	8,068,530	1.3	9.49	80.3	563
9.51 - 10.00	30	3,471,981	0.5	9.99	82.4	567
10.01 - 10.50	11	1,093,064	0.2	10.39	78.1	550
10.51 >=	5	465,796	0.1	10.81	81.9	550
Total:	3,774	638,924,715	100.0	7.32	80.5	627

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled			WA OLTV
Months to Rate Reset	Loans	Balance	%	WAC (%)	(%)	WA FICO
13 - 15	7	633,426	0.1	8.69	82.6	584
16 - 18	26	3,860,448	0.6	7.70	81.9	631
19 - 21	637	108,261,980	16.9	7.43	80.6	620
22 - 24	1,954	328,947,922	51.5	7.33	80.8	624
25 - 27	6	467,867	0.1	8.83	68.1	585
28 - 30	19	4,182,122	0.7	7.63	79.4	592
31 - 33	339	58,931,748	9.2	7.32	80.6	633
34 - 36	732	124,962,771	19.6	7.23	79.8	638
37 >=	54	8,676,432	1.4	6.77	76.1	640
Total:	3,774	638,924,715	100.0	7.32	80.5	627

		Total
	No of	Scheduled			WA OLTV
Max Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
9.51 - 13.00	797	164,732,624	25.8	6.27	79.5	650
13.01 - 13.50	422	82,656,195	12.9	6.77	80.7	635
13.51 - 14.00	682	116,930,374	18.3	7.13	81.4	634
14.01 - 14.50	575	95,880,999	15.0	7.54	80.8	623
14.51 - 15.00	461	71,603,920	11.2	8.03	80.6	602
15.01 - 15.50	324	44,033,381	6.9	8.42	81.1	607
15.51 - 16.00	316	40,617,104	6.4	8.93	81.7	597
16.01 - 16.50	94	11,735,495	1.8	9.38	79.2	584
16.51 - 17.00	58	6,421,427	1.0	10.01	78.2	564
17.01 - 17.50	20	2,071,023	0.3	10.33	73.6	560
17.51 - 18.00	11	1,015,244	0.2	10.89	72.8	524
18.01 >=	14	1,226,929	0.2	11.00	73.5	562
Total:	3,774	638,924,715	100.0	7.32	80.5	627

		Total
	No of	Scheduled			WA OLTV
Min Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
4.51 - 6.00	299	67,393,390	10.5	5.70	79.3	669
6.01 - 6.50	406	87,598,912	13.7	6.37	79.5	651
6.51 - 7.00	750	136,955,371	21.4	6.86	80.5	642
7.01 - 7.50	643	111,132,481	17.4	7.32	80.9	629
7.51 - 8.00	586	92,423,099	14.5	7.82	81.4	604
8.01 - 8.50	427	60,493,948	9.5	8.30	81.1	601
8.51 - 9.00	382	51,534,722	8.1	8.81	81.6	592
9.01 - 9.50	126	15,551,576	2.4	9.28	79.9	578
9.51 - 10.00	91	9,434,955	1.5	9.78	79.8	570
10.01 - 10.50	30	3,238,133	0.5	10.27	76.2	561
10.51 - 11.00	23	2,459,075	0.4	10.79	74.5	540
11.01 - 11.50	6	318,541	0.0	11.35	63.5	531
11.51 - 12.00	4	348,534	0.1	11.67	71.9	546
12.01 - 12.50	1	41,978	0.0	12.35	70.0	523
Total:	3,774	638,924,715	100.0	7.32	80.5	627

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled			WA OLTV
First Rate Cap (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
1.0	1	263,607	0.0	7.50	80.0	642
1.5	591	103,003,800	16.1	7.58	79.6	620
2.0	114	26,332,926	4.1	6.63	82.7	659
3.0	3,020	501,676,758	78.5	7.31	80.7	626
5.0	48	7,647,624	1.2	6.84	74.5	637
Total:	3,774	638,924,715	100.0	7.32	80.5	627

		Total
	No of	Scheduled			WA OLTV
Periodic Rate Cap (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
1.0	2,149	348,588,391	54.6	7.28	80.5	620
1.5	1,624	290,248,738	45.4	7.38	80.5	635
2.0	1	87,586	0.0	7.38	80.0	647
Total:	3,774	638,924,715	100.0	7.32	80.5	627

		Total
	No of	Scheduled
Combined LTV (%)	Loans	Balance	%	WAC	OLTV	Fico
<= 50.00	88	10,181,373	1.3	7.27	40.8	596
50.01 - 55.00	38	5,722,863	0.7	6.97	53.3	606
55.01 - 60.00	59	10,047,357	1.3	7.27	58.0	603
60.01 - 65.00	117	18,211,463	2.3	7.49	63.5	582
65.01 - 70.00	235	38,122,285	4.8	7.44	68.6	602
70.01 - 75.00	295	48,358,661	6.1	7.45	74.1	590
75.01 - 80.00	883	145,701,887	18.2	7.43	79.6	628
80.01 - 85.00	445	74,886,151	9.4	7.50	84.2	604
85.01 - 90.00	555	91,801,591	11.5	7.48	88.7	619
90.01 - 95.00	492	70,678,521	8.9	7.37	87.6	638
95.01 - 100.00	1,810	284,855,690	35.7	7.35	82.2	664
100.01 - 105.00	1	82,198	0.0	7.53	80.4	673
105.01 - 110.00	1	4,957	0.0	12.25	100.0	727
Total:	5,019	798,654,996	100.0	7.41	80.5	633

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/04 cutoff date.   Approximately 4.5% of the group 1 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,862
Total Outstanding Loan Balance	$560,446,337	*	Min	Max
Average Loan Current Balance	$145,118		$4,877	$499,002
Weighted Average Original LTV	80.4%	**
Weighted Average Combined LTV	88.0%
Weighted Average Coupon	7.41%		4.55%	13.40%
Arm Weighted Average Coupon	7.32%
Fixed Weighted Average Coupon	7.74%
Weighted Average Margin	6.48%		3.88%	11.00%
Weighted Average FICO (Non-Zero)	633
Weighted Average Age (Months)	3
% First Liens	98.8%
% Second Liens	1.2%
% Arms	80.0%
% Fixed	20.0%
% of Loans with Mortgage Insurance	1.0%

*

Total group 1 collateral will be approximately $561,195,000

**

Note, for second liens, CLTV is employed in this calculation

		Total
	No of	Scheduled			WA OLTV
Current Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
0.01 - 5.50	61	12,320,778	2.2	5.21	81.3	682
5.51 - 6.00	165	30,951,632	5.5	5.84	76.8	662
6.01 - 6.50	357	65,687,368	11.7	6.35	78.7	652
6.51 - 7.00	734	122,200,830	21.8	6.84	79.9	649
7.01 - 7.50	681	107,858,342	19.2	7.32	80.4	638
7.51 - 8.00	654	92,880,997	16.6	7.82	80.7	613
8.01 - 8.50	480	63,654,869	11.4	8.31	81.2	610
8.51 - 9.00	304	36,782,581	6.6	8.77	82.6	608
9.01 - 9.50	79	9,202,418	1.6	9.29	81.8	604
9.51 - 10.00	92	8,759,362	1.6	9.76	82.4	581
10.01 - 10.50	37	2,764,394	0.5	10.27	86.4	612
10.51 - 11.00	48	2,504,944	0.4	10.83	87.0	589
11.01 - 11.50	19	674,445	0.1	11.39	87.3	605
11.51 - 12.00	66	1,729,643	0.3	11.84	91.9	602
12.01 - 12.50	31	784,503	0.1	12.35	93.5	620
12.51 - 13.00	42	1,250,733	0.2	12.87	99.3	645
13.01 - 13.50	12	438,498	0.1	13.17	100.0	634
Total:	3,862	560,446,337	100.0	7.41	80.4	633

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled			WA OLTV
FICO	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 0	3	498,799	0.1	8.3	80.0	0
451 - 475	1	93,891	0.0	8.87	58.0	465
476 - 500	4	510,481	0.1	8.64	70.2	500
501 - 525	205	27,647,317	4.9	8.2	74.9	515
526 - 550	222	31,934,185	5.7	7.9	76.9	539
551 - 575	397	49,812,695	8.9	7.89	79.7	563
576 - 600	493	66,202,103	11.8	7.52	81.1	587
601 - 625	473	62,052,457	11.1	7.5	81.1	614
626 - 650	654	96,397,326	17.2	7.32	81.2	638
651 - 675	525	83,068,459	14.8	7.18	81.5	663
676 - 700	414	65,355,256	11.7	7.04	79.7	688
701 - 725	237	39,507,026	7.0	7.09	82.0	712
726 - 750	144	23,305,629	4.2	7.1	81.9	737
751 - 775	60	9,269,509	1.7	7.08	82.6	760
776 - 800	25	3,737,720	0.7	6.83	81.3	785
801 - 825	5	1,053,482	0.2	6.65	79.8	806
Total:	3,862	560,446,337	100.0	7.41	80.4	633

		Total
	No of	Scheduled			WA OLTV
Scheduled Balance ($)	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 50,000.00	306	9,209,676	1.6	9.92	85.7	626
50,000.01 - 100,000.00	938	71,954,629	12.8	7.95	80.6	620
100,000.01 - 150,000.00	1,047	129,530,786	23.1	7.56	80.5	624
150,000.01 - 200,000.00	695	120,602,665	21.5	7.27	79.9	630
200,000.01 - 250,000.00	419	93,746,440	16.7	7.11	80.2	639
250,000.01 - 300,000.00	290	79,772,567	14.2	7.12	80.8	644
300,000.01 - 350,000.00	128	40,569,332	7.2	7.11	80.3	643
350,000.01 - 400,000.00	31	11,564,848	2.1	7.3	80.9	685
400,000.01 - 450,000.00	5	2,047,009	0.4	7.14	79.4	655
450,000.01 - 500,000.00	3	1,448,386	0.3	6.3	76.0	632
Total:	3,862	560,446,337	100.0	7.41	80.4	633

		Total
	No of	Scheduled			WA OLTV
Original LTV (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 50.00	68	6,933,657	1.2	7.21	40.5	599
50.01 - 55.00	27	3,829,328	0.7	6.78	53.6	619
55.01 - 60.00	44	6,868,744	1.2	7.09	57.9	620
60.01 - 65.00	91	13,343,691	2.4	7.47	63.5	579
65.01 - 70.00	157	24,041,138	4.3	7.39	68.6	595
70.01 - 75.00	233	35,215,660	6.3	7.34	74.2	590
75.01 - 80.00	1,988	313,870,112	56.0	7.28	79.9	651
80.01 - 85.00	383	54,297,977	9.7	7.52	84.5	601
85.01 - 90.00	459	66,250,205	11.8	7.46	89.7	617
90.01 - 95.00	188	17,986,453	3.2	7.57	94.9	644
95.01 - 100.00	224	17,809,372	3.2	9.3	99.9	666
Total:	3,862	560,446,337	100.0	7.41	80.4	633

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled			WA OLTV
Documentation Type	Loans	Balance	%	WAC (%)	(%)	WA FICO
Full	1,945	254,637,179	45.4	7.32	81.2	610
Reduced	1,005	156,982,818	28.0	7.51	80.8	665
No Income/ No Asset	35	5,788,100	1.0	7.55	73.4	667
Stated Income / Stated Assets	877	143,038,239	25.5	7.44	78.9	638
Total:	3,862	560,446,337	100.0	7.41	80.4	633

		Total
	No of	Scheduled			WA OLTV
Occupancy Status	Loans	Balance	%	WAC (%)	(%)	WA FICO
Primary	3,497	515,692,363	92.0	7.4	80.6	630
Second Home	25	3,090,981	0.6	7.34	79.1	661
Investment	340	41,662,994	7.4	7.53	78.5	663
Total:	3,862	560,446,337	100.0	7.41	80.4	633

		Total
	No of	Scheduled			WA OLTV
State	Loans	Balance	%	WAC (%)	(%)	WA FICO
California	1,023	196,254,619	35.0	7.08	78.6	643
Florida	372	44,581,430	8.0	7.55	81.0	625
New York	137	30,927,081	5.5	7.35	78.2	642
Texas	221	23,252,523	4.1	8.13	82.8	612
Illinois	156	22,823,559	4.1	7.53	81.7	628
Arizona	168	21,534,754	3.8	7.51	82.4	644
Virginia	130	21,246,447	3.8	7.51	81.4	639
Washington	121	17,035,053	3.0	7.23	82.2	632
Ohio	161	15,906,317	2.8	7.41	85.2	615
Michigan	132	13,284,862	2.4	8.22	81.9	617
Massachusetts	68	13,224,909	2.4	7.49	78.0	654
Nevada	101	13,128,899	2.3	7.29	82.0	661
New Jersey	68	12,290,759	2.2	7.5	79.8	645
Maryland	75	10,819,790	1.9	7.66	81.7	633
Pennsylvania	82	9,519,242	1.7	7.69	82.4	604
Other	847	94,616,095	16.9	7.64	81.8	617
Total:	3,862	560,446,337	100.0	7.41	80.4	633

		Total
	No of	Scheduled			WA OLTV
Purpose	Loans	Balance	%	WAC (%)	(%)	WA FICO
Purchase	1,938	281,970,332	50.3	7.44	81.9	662
Refinance - Rate Term	248	33,383,796	6.0	7.46	81.6	609
Refinance - Cashout	1,676	245,092,209	43.7	7.36	78.6	603
Total:	3,862	560,446,337	100.0	7.41	80.4	633

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled			WA OLTV
Product	Loans	Balance	%	WAC (%)	(%)	WA FICO
Arm 2/28	2,027	308,207,807	55.0	7.37	80.9	623
Arm 3/27	841	132,971,180	23.7	7.25	79.8	638
Arm 5/25	50	7,418,053	1.3	6.88	78.1	627
Fixed Rate	944	111,849,297	20.0	7.74	80.0	656
Total:	3,862	560,446,337	100.0	7.41	80.4	633

		Total
	No of	Scheduled			WA OLTV
Property Type	Loans	Balance	%	WAC (%)	(%)	WA FICO
Single Family Residence	3,005	418,951,524	74.8	7.39	80.5	626
Condo	231	29,964,443	5.3	7.43	81.0	641
2 Family	197	37,751,122	6.7	7.28	79.5	661
3-4 Family	120	28,165,963	5.0	7.62	79.0	669
Co-op	11	1,367,957	0.2	7.39	69.1	673
PUD	298	44,245,330	7.9	7.52	81.3	642
Total:	3,862	560,446,337	100.0	7.41	80.4	633

		Total
	No of	Scheduled			WA OLTV
Margin (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
0.01 - 4.00	1	77,392	0.0	5	80.0	778
4.01 - 4.50	8	1,511,703	0.3	6.05	81.6	659
4.51 - 5.00	61	10,616,337	2.4	5.9	80.0	668
5.01 - 5.50	516	85,612,386	19.1	6.82	80.0	641
5.51 - 6.00	412	67,144,875	15.0	6.84	79.8	646
6.01 - 6.50	502	80,364,889	17.9	7.12	79.5	637
6.51 - 7.00	682	108,180,044	24.1	7.5	81.3	620
7.01 - 7.50	288	41,420,971	9.2	7.89	80.6	608
7.51 - 8.00	218	26,609,210	5.9	8.17	82.8	592
8.01 - 8.50	128	15,221,889	3.4	8.53	81.8	584
8.51 - 9.00	38	4,712,604	1.1	8.99	83.6	586
9.01 - 9.50	40	4,393,619	1.0	9.55	81.9	564
9.51 - 10.00	18	2,193,233	0.5	9.98	83.2	568
10.01 - 10.50	5	474,577	0.1	10.35	84.2	565
10.51 >=	1	63,312	0.0	11.5	76.8	513
Total:	2,918	448,597,040	100.0	7.32	80.6	627

		Total
	No of	Scheduled			WA OLTV
Months to Rate Reset	Loans	Balance	%	WAC (%)	(%)	WA FICO
13 - 15	1	84,114	0.0	8.1	80.0	639
16 - 18	15	2,061,569	0.5	7.56	81.8	631
19 - 21	504	79,200,773	17.7	7.37	80.8	621
22 - 24	1,508	226,948,937	50.6	7.36	81.0	623
25 - 27	4	327,352	0.1	8.3	59.1	589
28 - 30	11	1,976,531	0.4	7.36	76.1	590
31 - 33	265	43,227,603	9.6	7.24	80.6	639
34 - 36	560	87,352,108	19.5	7.24	79.6	639
37 >=	50	7,418,053	1.7	6.88	78.1	627
Total:	2,918	448,597,040	100.0	7.32	80.6	627

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled			WA OLTV
Max Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
9.51 - 13.00	552	95,963,824	21.4	6.26	79.2	644
13.01 - 13.50	325	56,250,293	12.5	6.73	80.1	633
13.51 - 14.00	589	91,849,472	20.5	7.1	81.2	635
14.01 - 14.50	507	78,916,250	17.6	7.52	80.8	624
14.51 - 15.00	367	52,169,962	11.6	7.96	80.9	608
15.01 - 15.50	266	35,273,968	7.9	8.34	81.0	614
15.51 - 16.00	205	25,730,047	5.7	8.87	83.1	612
16.01 - 16.50	39	5,464,728	1.2	9.29	80.4	612
16.51 - 17.00	42	4,836,656	1.1	9.92	78.1	564
17.01 - 17.50	13	1,167,756	0.3	10.29	76.8	571
17.51 - 18.00	5	380,920	0.1	10.83	78.1	537
18.01 >=	8	593,165	0.1	11.74	69.3	538
Total:	2,918	448,597,040	100.0	7.32	80.6	627

		Total
	No of	Scheduled			WA OLTV
Min Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
4.51 - 6.00	207	39,715,331	8.9	5.68	79.3	665
6.01 - 6.50	303	56,229,131	12.5	6.36	78.8	648
6.51 - 7.00	613	99,858,084	22.3	6.85	80.2	641
7.01 - 7.50	539	85,741,422	19.1	7.32	80.7	628
7.51 - 8.00	497	70,503,693	15.7	7.82	81.6	604
8.01 - 8.50	379	50,232,961	11.2	8.3	81.5	603
8.51 - 9.00	242	30,650,631	6.8	8.77	83.1	609
9.01 - 9.50	44	6,102,308	1.4	9.28	80.9	602
9.51 - 10.00	61	6,387,806	1.4	9.76	79.5	567
10.01 - 10.50	15	1,503,471	0.3	10.21	80.0	577
10.51 - 11.00	10	1,129,688	0.3	10.78	74.2	545
11.01 - 11.50	3	152,004	0.0	11.43	62.8	537
11.51 - 12.00	4	348,534	0.1	11.67	71.9	546
12.01 - 12.50	1	41,978	0.0	12.35	70.0	523
Total:	2,918	448,597,040	100.0	7.32	80.6	627

		Total
	No of	Scheduled			WA OLTV
First Rate Cap (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
1.0	1	263,607	0.1	7.5	80.0	642
1.5	495	80,839,755	18.0	7.47	79.7	627
2.0	81	15,627,205	3.5	6.82	81.0	660
3.0	2,297	345,477,228	77.0	7.32	80.8	626
5.0	44	6,389,245	1.4	6.99	76.6	623
Total:	2,918	448,597,040	100.0	7.32	80.6	627

		Total
	No of	Scheduled			WA OLTV
Periodic Rate Cap (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
1.0	1,537	222,604,646	49.6	7.26	80.8	615
1.5	1,380	225,904,808	50.4	7.38	80.4	639
2.0	1	87,586	0.0	7.38	80.0	647
Total:	2,918	448,597,040	100.0	7.32	80.6	627

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

		Total
	No of	Scheduled
Combined LTV (%)	Loans	Balance	%	WAC	OLTV	Fico
<= 50.00	67	6,867,999	1.2	7.20	40.6	600
50.01 - 55.00	25	3,638,631	0.7	6.76	53.7	620
55.01 - 60.00	42	6,363,585	1.1	7.13	57.7	613
60.01 - 65.00	88	12,869,367	2.3	7.47	63.5	580
65.01 - 70.00	155	23,687,896	4.2	7.38	68.4	596
70.01 - 75.00	213	33,429,710	6.0	7.33	74.2	588
75.01 - 80.00	709	107,244,769	19.1	7.45	79.6	627
80.01 - 85.00	334	47,880,494	8.5	7.54	84.3	599
85.01 - 90.00	416	59,721,363	10.7	7.47	88.9	619
90.01 - 95.00	389	49,168,878	8.8	7.40	87.9	636
95.01 - 100.00	1,422	209,486,490	37.4	7.37	81.7	664
100.01 - 105.00	1	82,198	0.0	7.53	80.4	673
105.01 - 110.00	1	4,957	0.0	12.25	100.0	727
Total:	3,862	560,446,337	100.0	7.41	80.4	633